UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): September 4, 2013

PINACLE ENTERPRISE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714

____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance, including statements regarding our expectations, hopes, intentions or strategies regarding the future. You should not place undue reliance on forward-looking statements. All forward-looking statements included in this Current Report are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from those in such forward-looking statements. Some of the factors that could cause results to differ materially from those in the forward-looking statements are set forth in the “Risk Factors” incorporated by reference in this Current Report below.

The forward-looking statements included herein are necessarily based on various assumptions and estimates and are inherently subject to various risks and uncertainties, including risks and uncertainties relating to the possible invalidity of the underlying assumptions and estimates and possible changes or developments in economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including customers, suppliers, business partners and competitors and legislative, judicial and other governmental authorities and officials. Assumptions related to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Any of such assumptions could be inaccurate.

Section 5 - Corporate Governance and Management

Section 5.06 -Change in Shell Company Status.

Based on the current operations of the Pinacle Enterprise, Inc. (the “Company”), the Company ceased being a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended. The current operations of the Company are described in this Current Report on Form 8-K.

The Company was incorporated in the State of Nevada on April 19, 2010. Until recently, the Company was a development stage company engaged in the business of architectural design, architectural animation, 3D modeling as well as Computer-Aided Design (CAD) drafting and conversion services.

On June 25, 2013, the Company entered into an Agreement of Merger and Plan of Reorganization with Alkame Water, Inc., a privately held Nevada corporation (“Alkame Water”), and Alkame Acquisition Corp., our wholly-owned Nevada subsidiary. In connection with the closing of this merger transaction, Alkame Sub merged with and into Alkame Water (the “Merger”) on June 26, 2013, with the filing of Articles of Merger with the Nevada Secretary of State.

As a result of the Merger, the Company is in the business of pursuing the sale and distribution of the Alkame brand of bottled waters, as well as other various applications for water treatment technology. The Company’s principal executive offices are located at 3651 Lindell Road, Suite D # 356, Las Vegas, Nevada 89103, and its telephone number is (702) 273-9714.

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In the past few months since the Merger, the Company has taken active steps to further its business plan, including the following:

  The Company signed an agreement with a biopolymer manufacturer and acquired an exclusive arrangement with a biodegradable / compostable plastic bottle for its water products.
  The Company purchased all raw materials consisting of bottle caps, bottles, labels, boxes and other items for its products.
  The Company has assembled the raw materials to complete its bottled water products in Idaho using Xtreme Technologies, Inc.’s., facility.
  The Company acquired space at three warehouses in Arizona, Georgia and Pennsylvania to store and distribute its products.
  The Company paid GS1 to acquire a set of SKUs to create bar codes and has taken other steps of that nature to ready its products for sale.
  The Company procured state licensing and health permits in the states in the markets it plans to conduct business.
  Pallets of the Company’s products have been shipped to two retail locations, and sales have commenced at those locations.
  The Company has sold several cases of its bottled water products online.
  The Company has been active in signing endorsements with celebrities to help promote the Company’s products.
  The Company has retained consultants to assist with project management, marketing and operational control, social media, radio advertising, has done several press releases, retained an IR firm, and financials, sales, and marketing.
  The company has also begun working with a national distributer specifically for convienence stores, and pallets have already begun to move into the southwest region of the USA.

Furthermore, as reported in the Company’s Form 10-Q for the quarter ended June 30, 2013, the Company’s financial statements provide evidence that its operations are no longer nominal. The Company incurred $75,439 in advertising expenses and $153,500 on consulting expenses in pursuit of its business plan. As such, the Company is no longer a shell company.

Form 10 Information

BUSINESS

The information required to be provided herein is set forth in “Description of Our Company” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

RISK FACTORS

The information required to be provided herein is set forth in “Risk Factors” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

FINANCIAL INFORMATION

The information required to be provided herein is set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Form 10-Qs filed with the SEC on August 19, 2013 and June 14, 2013, the Form 10-K filed with the SEC on May 16, 2013, and the Form 8-K filed with the SEC on June 26, 2013, and is incorporated herein by reference.

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PROPERTIES

The information required to be provided herein is set forth in “Description of Our Company” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information required to be provided herein is set forth in “Security Ownership of Certain Beneficial Owners and Management” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

DIRECTORS AND EXECUTIVE OFFICERS

The information required to be provided herein is set forth in “Directors and Executive Officers” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

EXECUTIVE COMPENSATION

The information required to be provided herein is set forth in “Executive Compensation” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The information required to be provided herein is set forth in “Certain Relationships and Related Transactions” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

LEGAL PROCEEDINGS

The information required to be provided herein is set forth in “Description of Our Company” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The information required to be provided herein is set forth in “Market Price and Dividends; Trading Information” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

RECENT SALES OF UNREGISTERED SECURITIES

The information required to be provided herein is set forth in “Item 3.02. Unregistered Sales of Equity Securities” in the Form 8-K filed with the SEC on June 26, 2013 and is incorporated herein by reference.

DESCRIPTION OF SECURITIES

The information required to be provided herein is set forth in “Description of Securities” in the Form 8-Ks filed with the SEC on June 26, 2013 and July 10, 2013 and is incorporated herein by reference.

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INDEMNIFICATION OF DIRECTORS AND OFFICERS

the information required to be provided herein is set forth in “Description of Securities” in the Form 8-Ks filed with the SEC on June 26, 2013 and July 10, 2013 and is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information required to be provided herein is set forth in the Form 10-Qs filed with the SEC on August 19, 2013 and June 14, 2013, the Form 10-K filed with the SEC on May 16, 2013, and the Form 8-K filed with the SEC on June 26, 2013, and is incorporated herein by reference.

Changes in and disagreements with accountants on accounting and financial disclosure

There are not and have not been any disagreements between the Company and its accountants on any matter of accounting principles, practices or financial statement disclosure.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements

The Company's financial statements are set forth in the Form 10-Qs filed with the SEC on August 19, 2013 and June 14, 2013, the Form 10-K filed with the SEC on May 16, 2013, and the Form 8-K filed with the SEC on June 26, 2013, and is incorporated herein by reference.

(b) Pro Forma Financial Information

The Company's pro forma financial information is set forth in the Form 8-K filed with the SEC on June 26, 2013, and is incorporated herein by reference.

(c) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description	Incorporation by Reference
2.1	Agreement of Merger and Plan of Merger	Form 8-K filed with the SEC on June 26, 2013
3.1	Articles of Incorporation, dated April 19, 2010	Form S-1 filed with the SEC on June 21, 2011
3.2	Certificate of Amendment, dated February 19, 2013	Form 8-K filed with the SEC on February 26, 2013
3.3	Certificate of Change, dated February 19, 2013	Form 8-K filed with the SEC on February 26, 2013
3.4	Certificate of Amendment, dated July 8, 2013	Form 8-K filed with the SEC on July 10, 2013
3.5	Certificate of Designation, dated July 8, 2013	Form 8-K filed with the SEC on July 10, 2013
3.6	Bylaws	Form S-1 filed with the SEC on June 21, 2011
10.1	Distributorship Agreement, dated June 20, 2012	Form 8-K filed with the SEC on June 26, 2013
10.2	Addendum to Distributorship Agreement, dated June 25, 2012	Form 8-K filed with the SEC on June 26, 2013
10.3	Second Addendum to Distributorship Agreement, dated June 24, 2013	Form 8-K filed with the SEC on June 26, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 4, 2013	Pinacle Enterprise, Inc.

By: /s/ Robert Eakle
Robert Eakle
Chief Executive Officer

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